UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
July 2, 2008
PICO HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

California	033-36383	94-2723335
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

875 Prospect Street, Suite 301, La Jolla, California	92037

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code
(858) 456-6022
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CRF 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 7 Regulation FD
Item 7.01 Regulation FD Disclosure
     PICO Holdings, Inc. issued a press release on July 3, 2008 announcing the sale of its remaining interest in the Semitropic Water Banking and Exchange Program. The press release is attached as Exhibit 99.1 and is hereby incorporated by reference in its entirety. In accordance with General Instruction B.2 of Form 8-K, the information set forth in this Item 7.01 is furnished pursuant to Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the United States Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall such information be deemed incorporated by reference in any filing under the United States Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing. The information set forth in this Item 7.01 shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD.
Section 9. Financial Statements and Exhibits
Item 9.01 Financial Statements and Exhibits
(a)   Not applicable

(b)   Not applicable

(c)   Not applicable

(d)   Exhibits

Exhibit Number	Description

99.1	Press Release of PICO Holdings, Inc. dated July 3, 2008.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PICO HOLDINGS, INC.
Date: July 3, 2008	By:	/s/ Maxim C. W. Webb
Maxim C. W. Webb
Chief Financial Officer and Treasurer